Earnings (loss) per share (Tables)	12 Months Ended
Dec. 31, 2017
Earnings (loss) per share
Schedule of net loss and weighted average number of shares used in the calculation of basic and diluted earnings per share

	Year Ended December 31,
	2015	2016	2017
Numerator (basic and diluted):
Net loss	$(22,006)	$(24,243)	$(31,208)
Denominator (basic and diluted):
Weighted-average ordinary shares outstanding	3,803	14,464	28,966

Basic and diluted net loss per share	$(5.79)	$(1.68)	$(1.08)